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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               October 25, 2000



                        AMERICAN TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                    0-24248                  87-0361799
        --------                   -----------               ----------
(State or other jurisdiction of    (Commission        (I.R.S. Empl. Ident. No.)
incorporation or organization)     File Number)


13114 Evening Creek Drive South, San Diego, California          92128
      (Address of principal executive offices)               (Zip Code)


                                (858) 679-2114
             (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

See attached Press Release dated October 25, 2000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated October 25,2000.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   AMERICAN TECHNOLOGY CORPORATION



Date: October 27, 2000                     By: /s/ Renee Warden
                                               ----------------
                                               Renee Warden
                                               Chief Accounting Officer,
                                               Treasurer and Secretary